UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

BIOHITECH GLOBAL, INC.

  (Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Frank E. Celli

Effective November 5, 2020, Frank E. Celli resigned as the Chief Executive Officer of BioHiTech Global, Inc. (the “Registrant”). Mr. Celli will remain a member of the Registrant’s Board of Directors serving as its Chairman and will continue to play a pivotal role in shaping the Registrant’s future success.

Appointment of Anthony Fuller

Also effective November 5, 2020, the Registrant’s Board of Directors appointed Anthony (“Tony”) Fuller its Chief Executive Officer to fill the vacancy created by Mr. Celli’s resignation. Mr. Fuller will remain as a member of the Registrant’s Board of Directors.

Tony Fuller, 63, Chief Executive Officer, Director. Mr. Fuller joined BioHiTech as a Director in February 2017 and effective March 1, 2020 became its Chief Administrative Officer. Prior to joining the Board, Mr. Fuller spent nearly thirty years as an executive of Wal-Mart Stores, Inc. (“Walmart”) most recently as Senior Vice President where he served until August 2013. For over 20 years, Mr. Fuller led the teams which provided both property management and maintenance for Walmart’s global portfolio of properties. During that time, Walmart’s portfolio grew from under 1,000 stores in 20 states in the United States, to over 10,000 stores in all fifty states, and 23 countries around the world with capital investment reaching $2 billion per year. Mr. Fuller served as the chairman of the real estate transaction committee and real estate finance committee. Simultaneously therewith and since 2006, Mr. Fuller has been a associated with REAP (Real Estate Associate Program), an organization opening opportunities for minorities in commercial real estate and from 2006 to 2014, Mr. Fuller served on its Board. Mr. Fuller has served as a member of the Board of Advisors of Global Healthcare Capital, LLC, a leading healthcare investor and asset manager for opportunities in the US, Europe, Asia and Australia. Mr. Fuller received his BS in Agricultural Economics from Arkansas State University and his JD from the University of Arkansas.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)